Exhibit 10.7

January 15, 2021
American Airlines, Inc.
1 Skyview Drive
Fort Worth, Texas 76155

Re: Amendments to Loan and Guarantee Agreement

Reference is made to that certain Loan and Guarantee Agreement, dated as of September 25, 2020 and amended and restated pursuant to that certain Restatement Agreement, dated as of October 21, 2020 (the “Existing Loan and Guarantee Agreement”, and as amended hereby and as may be further amended, supplemented and restated or otherwise modified from time to time, the “Loan and Guarantee Agreement”), among AMERICAN AIRLINES, INC., a corporation organized under the laws of Delaware (the “Borrower”), AMERICAN AIRLINES GROUP INC., a corporation organized under the laws of Delaware (the “Parent”), the United States Department of the Treasury (“Treasury”) and The Bank of New York Mellon as Administrative Agent and Collateral Agent. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Loan and Guarantee Agreement.
WHEREAS, Pursuant to Section 11.02 of the Loan and Guarantee Agreement, the Borrower has requested amendments to the Existing Loan and Guarantee Agreement as set forth herein; and
WHEREAS, Treasury, as the Initial Lender and constituting the Required Lenders, has agreed to amend the Existing Loan and Guarantee Agreement as set forth herein.
NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.     Effective as of the date hereof, Section 1.01 of the Existing Loan and Guarantee Agreement is hereby amended by inserting the following definition, in alphabetical order:
““PSP2 Warrant Agreement” means that certain warrant agreement, dated as of January 15, 2021 between Parent and Treasury.”
2.    Effective as of the date hereof, the definition of “Warrants” in Section 1.01 of the Existing Loan and Guarantee Agreement is hereby amended and restated in its entirety as follows:
““Warrants” means, collectively, those certain warrants issued to Treasury under the Warrant Agreement, the PSP Warrant Agreement or the PSP2 Warrant Agreement.”
3.    Effective as of the date hereof, Section 2.07 of the Existing Loan and Guarantee Agreement is hereby amended by deleting the reference to “March 26, 2021” and replacing it with “May 28, 2021”.
4.     This letter agreement shall be limited as written and nothing herein shall be deemed to constitute an amendment or waiver of any other term, provision or condition of the Loan and Guarantee Agreement or any of the other Loan Documents in any other instance than as expressly set forth herein or prejudice any right or remedy that any Lender, the Administrative Agent or the Collateral Agent may now have or may in the future have under the Loan and Guarantee Agreement or any of the other Loan Documents. For the avoidance of doubt, this letter agreement is hereby deemed to be a Loan Document under the Loan and Guarantee Agreement. Except as herein provided, the Loan and Guarantee Agreement and the other Loan Documents shall remain unchanged and in full force and effect. This letter agreement shall not constitute a novation of the Loan and Guarantee Agreement or any other Loan Documents.
5.    The Agents assume no responsibility for, and shall be entitled to rely on, without any obligation to ascertain or investigate, the correctness of the recitals and statements contained herein. The Agents shall not be liable or responsible in any manner whatsoever for, or in respect of, the validity or sufficiency of the amendments contained in this letter agreement.
6.    Sections 11.06(b) (Electronic Execution), 11.09 (Governing Law; Jurisdiction; Etc.) and 11.10 (Waiver of Jury Trial) of the Loan and Guarantee Agreement shall apply mutatis mutandis to this letter agreement as if set out herein.
7.     This letter agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this letter agreement by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this letter agreement.
The Lenders party hereto hereby authorize and direct the Administrative Agent and the Collateral Agent to acknowledge this letter agreement.
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IN WITNESS WHEREOF, the undersigned have caused this letter agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

AMERICAN AIRLINES, INC.

By:    /s/ Meghan B. Montana
    Name: Meghan B. Montana
    Title: Vice President and Treasurer

AMERICAN AIRLINES GROUP INC.

By:    /s/ Meghan B. Montana
    Name: Meghan B. Montana
    Title:     Vice President and Treasurer
[Signature Page to Letter Agreement – American]

UNITED STATES DEPARTMENT OF THE TREASURY, as the Initial Lender and a Lender

By:    /s/ Brent McIntosh
Name: Brent McIntosh
Title: Under Secretary for International Affairs

[Signature Page to Letter Agreement – American]

Acknowledged:

THE BANK OF NEW YORK MELLON, as Administrative Agent

By:    /s/ Bret S. Derman
    Name: Bret S. Derman
    Title: Vice President

THE BANK OF NEW YORK MELLON, as Collateral Agent

By:    /s/ Bret S. Derman
    Name: Bret S. Derman
    Title: Vice President

[Signature Page to Letter Agreement – American]